As filed with the Securities and Exchange Commission on February 26, 2002

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement	Confidential, For Use of the

Commission Only (as permitted

by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Under Rule 14a-12

Merrill Lynch Premier Growth Fund, Inc.
P.O. Box 9011 Princeton, New Jersey 08543-9011

(Name of Registrants as Specified In Its Charter)

SAME AS ABOVE

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials:

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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MERRILL LYNCH PREMIER GROWTH FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors/Trustees

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each of them with the power to appoint their substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of common stock of Merrill Lynch Premier Growth Fund, Inc. (the “Fund”), held of record by the undersigned on January 28, 2002 at an Annual Meeting of Stockholders to be held on March 25, 2002, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND PROPOSAL 2.

You may vote this proxy in any of three ways:

•	To vote by mail, sign below exactly as your name appears above and return the proxy card in the envelope provided

•	To vote by touch-tone phone, call 1-800-690-6903

•	To vote by Internet, use website www.proxyvote.com

  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1. To vote on the Election of Directors of the Fund and on the Election of Trustees of Master Premier Growth Trust.	☐ For All	☐ Withhold All	☐ For All Except*

Check the applicable box(es) below ONLY to WITHHOLD authority for a nominee:
		Fund	Trust
*VOTING INSTRUCTIONS:

To WITHHOLD authority to vote for any nominee(s), mark “For All Except” and mark the relevant box(es) next to the applicable nominee(s)’ name.

To withhold authority for certain nominees for the Boards of both the Fund and the Trust, mark both boxes next to the applicable nominee(s)’ name.
To withhold authority for certain nominees for only one Board, mark only the box next to the applicable nominee(s)’ name in either the Fund column or the Trust column, as applicable.	01) James H. Bodurtha 02) Terry K. Glenn 03) Joe Grills 04) Herbert I. London 05) André F. Perold 06) Roberta Cooper Ramo 07) Robert S. Salomon, Jr. 08) Melvin R. Seiden 09) Stephen B. Swensrud	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐

2.	To consider and act upon a proposal to approve the agreement and plan of reorganization among the Fund, Merrill Lynch Large Cap Growth Fund, a series of Merrill Lynch Large Cap Series Funds, Inc., Master Large Cap Series Trust, Master Premier Growth Trust, Master Mid Cap Growth Trust and Merrill Lynch Mid Cap Growth Fund, Inc.

FOR ☐   AGAINST ☐   ABSTAIN ☐

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

By signing and dating this card, you authorize the proxies to vote for the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the Meeting, please complete and return this card at once in the enclosed envelope.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

NOTE: Please make sure that you complete, sign and date your proxy ballot. Please sign exactly as your name(s) appear on your account. When signing as a fiduciary, please give your full title as such. Each joint owner should sign personally. Corporate proxies should be signed in full corporate name by an authorized officer. If a partnership, please sign in partnership name by authorized persons.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date